Firm Business Locations

COMMODITY FUTURES TRADING COMMISSION
NATIONAL FUTURES ASSOCIATION

Filed on February 09, 2022

NFA ID 0338960 UBS AG
Submitted by CONSTANCE TAYLOR (TAYLORC4)

Business Information

Street Address 1	**BAHNHOFSTRASSE 45**
City	**ZURICH**
Zip/Postal Code	**CH 8001**
Country	**SWITZERLAND**
Phone Number	**44 207 5682413**
Fax Number	**Not provided**
Email	**KAROLINA.MIKOLAJOW@UBS.COM**
Website/URL	**Not provided**
CRD/IARD ID	**Not provided**

Exempt Foreign Firm Contact Information

Exempt Foreign Firm Contact Address

First Name	**KAROLINA**
Last Name	**MIKOLAJOW**
Street Address 1	**UBS AG**
Street Address 2	**5 BROADGATE**
City	**LONDON**
Zip/Postal Code	**EC2M 2QS**
Country	**UNITED KINGDOM**
Phone	**44 207 5682413**
Email	**KAROLINA.MIKOLAJOW@UBS.COM**

Location of Business Records

Street Address 1	**BAHNHOFSTRASSE 45**
City	**ZURICH**
Zip/Postal Code	**CH 8001**
Country	**SWITZERLAND**

Registration Contact Information

First Name	**JODY**
Last Name	**NEJAIME**
Title	**DIRECTOR**
Street Address 1	**600 WSHINGTON BLVD**
City	**STAMFORD**
State (United States only)	**CONNECTICUT**
Zip/Postal Code	**06901**
Country	**UNITED STATES**
Phone	**203-719-3998**
Email	**JODY.NEJAIME@UBS.COM**

Enforcement/Compliance Communication Contact Information

First Name	**PATRICK**
Last Name	**DIMARCO**
Title	**MANAGING DIRECTOR**
Street Address 1	**ONE NORTH WACKER DRIVE**
City	**CHICAGO**
State (United States only)	**ILLINOIS**
Zip/Postal Code	**60606**
Country	**UNITED STATES**
Phone	**312 525 6518**
Email	**PATRICK.DIMARCO@UBS.COM**

First Name	**RICHARD**
Last Name	**KENNEDY**
Title	**MANAGING DIRECTOR**
Street Address 1	**5 BROADGATE**
City	**LONDON**
Zip/Postal Code	**EC2M 2QS**
Country	**UNITED KINGDOM**
Phone	**+44-7788-267511**
Email	**RICHARD.KENNEDY@UBS.COM**

First Name	**DANIEL**
Last Name	**STRASHUN**
Title	**DIRECTOR**
Street Address 1	**1285 AVENUE OF THE AMERICAS**
City	**NEW YORK**
State (United States only)	**NEW YORK**
Zip/Postal Code	**10019**
Country	**UNITED STATES**
Phone	**201 352-0778**
Email	**SH-RIR-COMPLIANCE@UBS.COM**

First Name	**ANDREW**
Last Name	**WEG**
Title	**EXECUTIVE DIRECTOR**
Street Address 1	**1000 HARBOUR BLVD**
Street Address 2	**8TH FLOOR**
City	**WEEHAWKEN**
State (United States only)	**NEW JERSEY**

Zip/Postal Code	**07086**
Country	**UNITED STATES**
Phone	**212 882-6829**
Email	**ANDREW.WEG@UBS.COM**

Membership Contact Information

Membership Contact

First Name	**JODY**
Last Name	**NEJAIME**
Title	**DIRECTOR**
Street Address 1	**600 WASHINGTON BLVD**
City	**STAMFORD**
State (United States only)	**CONNECTICUT**
Zip/Postal Code	**06901**
Country	**UNITED STATES**
Phone	**202-719-3998**
Email	**JODY.NEJAIME@UBS.COM**

Accounting Contact

First Name	**JODY**
Last Name	**NEJAIME**
Title	**DIRECTOR**
Street Address 1	**1 FINSBURY AVENUE**
City	**LONDON**
Zip/Postal Code	**EC2M 2PP**
Country	**UNITED KINGDOM**
Phone	**203-719-3998**
Email	**JODY.NEJAIME@UBS.COM**

Arbitration Contact

First Name	**MICHAEL**
Last Name	**TOPIEL**
Title	**DIRECTOR**
Street Address 1	**1285 AVENUES OF THE AMERICAS**
City	**NEW YORK**
State (United States only)	**NEW YORK**
Zip/Postal Code	**10019**
Country	**UNITED STATES**
Phone	**212 713 4130**
Email	**MICHAEL.TOPIEL@UBS.COM**

Compliance Contact

First Name	**PATRICK**
Last Name	**DIMARCO**
Street Address 1	**ONE NORTH WACKER DRIVE**
City	**CHICAGO**
State (United States only)	**ILLINOIS**
Zip/Postal Code	**60606**
Country	**UNITED STATES**
Phone	**312-525-5734**
Email	**PATRICK.DIMARCO@UBS.COM**

Chief Compliance Officer Contact

First Name	**RICHARD**
Last Name	**KENNEDY**
Title	**MANAGING DIRECTOR**
Street Address 1	**5 BROADGATE**
City	**LONDON**
Country	**UNITED KINGDOM**
Phone	**44 2348630**
Email	**RICHARD.KENNEDY@UBS.COM**

Registration Certification Statement

BY FILING THIS UPDATE, THE APPLICANT, REGISTRANT OR SPONSOR AGREES THAT SUCH FILING CONSTITUTES THE APPLICANT'S, REGISTRANT'S OR SPONSOR'S certification that the answers and the information provided in the update are true, complete and accurate and that in light of the circumstances under which the applicant, registrant or sponsor has given them, the answers and statements in the update are not misleading in any material respect; certification that the person who electronically files the update on behalf of the applicant, registrant or sponsor is authorized by the applicant, registrant or sponsor to file the update on behalf of the applicant, registrant or sponsor and to make all required certifications and acknowledgements; and acknowledgement that the applicant, registrant or sponsor is subject to the imposition of criminal penalties under Section 9(a) of the Act and 18 U.S.C. §1001 for any false statements or omissions made in the update.